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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                ______________




                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported):  February 22, 2001
                                                         -----------------

                            FIRST DATA CORPORATION
                            ----------------------
            (Exact Name of Registrant as Specified in Its Charter)


         Delaware                      001-11073                47-0731996
         --------                      ---------                ----------
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
     of Incorporation)                                      Identification No.)


5660 New Northside Drive, Suite 1400, Atlanta, Georgia          30328-5800
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code: (770) 857-0001
                                                    --------------

                                      N/A
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.    Other Events.

     In connection with the registrant's Registration Statements on Form S-3 (Registration Nos. 333-24667 and 333-56028), and the issuance of the registrant's 2% Senior Convertible Contingent Debt Securities (CODES(SM)) due 2008, the registrant is filing herewith the documents listed in Item 7 below and such documents are incorporated by reference into such Registration Statements.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.


(a) - (b)  Not applicable.

(c)  Exhibits.

Exhibit
Number    Description of Exhibit
------    ----------------------

1         Underwriting Agreement Basic Provisions dated February 22, 2001.

4.1 2001 First Supplemental Indenture, dated as of February 28, 2001, between the Company and Wells Fargo Bank Minnesota, National Association.

4.2       Form of Global Note.

                                      -2-
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                                   Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FIRST DATA CORPORATION



Date:  February 28, 2001                By: /s/ Thomas A. Rossi
                                            --------------------------------
                                            Thomas A. Rossi
                                            Assistant Secretary
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                                 Exhibit Index

            The following is a list of the Exhibits filed herewith.

Exhibit
Number          Description of Exhibit
------          ----------------------

1               Underwriting Agreement Basic Provisions dated February 22, 2001.

4.1 2001 First Supplemental Indenture, dated as of February 28, 2001, between the Company and Wells Fargo Bank Minnesota, National Association.

4.2             Form of Global Note.